                                                                  EXHIBIT 10.11


                     [*] Confidential Treatment Requested


                             PARTS SUPPLY AGREEMENT

         THIS PARTS SUPPLY AGREEMENT ("Agreement") is made and entered into as of January 1, 1998 by and between Packaging Resources Incorporated, a
Delaware corporation ("PRI"), and General Mills Operations, Inc., a Delaware corporation ("Yoplait").

                                   RECITALS:

         WHEREAS, PRI and Yoplait are parties to a Restated Parts Supply Agreement dated July 15, 1992, pursuant to which PRI sells to Yoplait rigid plastic container sidewalls and bottoms identified on Schedule A attached hereto and made a part hereof (the "Parts") for assembly into six-ounce reverse tapered, spin welded cups ("6 oz. Cups"); and

         WHEREAS, Yoplait desires to continue to purchase from PRI, and PRI desires to continue to sell to Yoplait, the Parts upon the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

              1. SUPPLY OF PARTS. PRI shall sell to Yoplait, and Yoplait shall purchase and take delivery from PRI the Parts in accordance with the terms of Schedule C, attached hereto and made a part hereof. Purchases of Parts shall be in accordance with Yoplait's written purchase orders submitted to PRI. In the event there is any conflict between the terms of any such purchase order and the terms of this Agreement, the terms of this Agreement shall govern.

              2.   TERM.

                   (a) The term of this Agreement shall commence on January 1, 1998 and shall continue in full force and effect until December 31, 1999 (the "Initial Term").

                   (b) Yoplait shall have an option, subject to PRI's right of refusal, to renew the term of this Agreement for a period of one (1) year after the Initial Term upon written notice to PRI not less than nine (9) months prior to the end of the Initial Term upon such terms and conditions as the parties shall mutually agree in writing, including a new Schedule C.

              3.   PRICE.

                   (a) BASE PRICE. The base price of the Parts shall be as noted in Schedule B, attached hereto and made a part hereof.

                   (b) RESIN PRICE CHANGES. Effective as of January 1, 1999, a price adjustment for the Parts shall be implemented and effective through December 31, 1999. Such price adjustment shall be based on any increase or decrease between the market price of polystyrene on March 1, 1998 and such price on January 1, 1999. Any price adjustment pursuant to this Section 3(b) shall be in accordance with the escalator/de-escalator provision of Schedule B.

                   (c) COST SAVINGS. The parties agree that to the extent cost savings are identified, mutually-agreed and implemented, any such savings shall be passed along to GMI to reduce the base price of the Parts or to reduce such other applicable costs as are paid by GMI.

              4. PURCHASE OF INVENTORY. Upon the termination of this Agreement for any reason, Yoplait shall purchase from PRI all Parts and related work in progress then in PRI's inventory; provided, however, that Yoplait shall not be obligated to purchase any such inventory in excess of the maximum inventory levels contemplated by the forecasts furnished by Yoplait pursuant to Section 5 hereof, nor shall Yoplait be obligated to purchase any such inventory in excess of the volume guarantees provided in Schedule C.

              5. FORECASTS OF REQUIREMENTS. On or about the first (1st) day of each calendar month during the term hereof, Yoplait shall provide PRI with a four (4) calendar month forecast of Yoplait's anticipated needs for Parts hereunder including without limitation, the month, plant location, flavor design and product group.

              6. SPECIFICATIONS AND STANDARDS. PRI in its performance hereunder shall comply with all specifications and quality control standards set forth in Schedule A and Schedule D, attached hereto and made a part hereof ("specifications"). If PRI shall fail to meet such specifications with respect to any Parts, such Parts shall be returned to PRI at PRI's sole expense and PRI shall, within thirty (30) days of its receipt of such defective Parts, either replace such Parts or refund (or credit) the entire amount of any base price paid for such Parts.

              7.   INDEMNIFICATION.

                   (a) INDEMNIFICATION BY YOPLAIT. To the extent that the Parts supplied hereunder comply with the specifications agreed to by the parties in accordance with Section 6, Yoplait agrees to indemnify, defend and hold PRI harmless from and against any and all demands, claims, actions, suits and proceedings which may at any time be brought against PRI and any and all liabilities, losses, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees and other legal costs and expenses) which may at any time be suffered or incurred by PRI, as a result of, arising from or in connection with the handling, transportation, or use of the Parts or any products to be sold within the 6 oz. Cups.

                   (b) INDEMNIFICATION BY PRI. To the extent that PRI shall fail to meet the specifications agreed to by the parties in accordance with
Section 6 with respect to any Parts, PRI agrees to indemnify, defend and hold Yoplait harmless from and against any and all demands, claims, actions, suits and proceedings which may at any time be brought against Yoplait and any and all liabilities, losses, damages, costs and expenses (including, but not limited to, reasonably attorneys' fees and other legal costs and expenses) which may at any time be suffered or incurred by Yoplait, as a result of, arising from or on account of any act or omission in connection with the handling or transportation of such Parts, or any products to be sold within the 6 oz. Cups; provided, however, in no event shall PRI be liable for the incidental or consequential losses or damages (including lost profits) of Yoplait.

              8. EXCLUSIVITY. PRI agrees that it will not sell Parts set forth on Schedule A to any third party.

              9.   MISCELLANEOUS.

                   (a) FORCE MAJEURE. In the event that either party hereto shall be prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reasons of a like nature not the fault of, or under the control of, the party delayed in performing work or doing acts required under the terms of this Agreement, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay, provided the party delayed in performing promptly gives written notice to the other party of its inability to perform and provided, further, that upon the termination of the force majeure event the delayed party promptly commences performance.

                   (b) NOTICES. Any notice, claim, demand, request or other communication required or permitted under this Agreement shall be valid and effective only if given by written instrument which is personally delivered, sent by facsimile, air courier or registered or certified airmail, postage prepaid, addressed as follows:

               To PRI:        Packaging Resources Incorporated
                              One Conway Park
                              100 Field Drive, Suite 300
                              Lake Forest, Illinois 60045
                              Attention: Howard P. Hoeper
                              Facsimile: (847) 295-3707

               To Yoplait:    General Mills Operations, Inc.
                              Number One General Mills Boulevard
                              Minneapolis, MN 55426
                              Attention: Kevin Dulin
                              Facsimile: (612) 541-5000

                    Any notice, claim, demand, request or other communication given as provided in this Section if given personally, shall be effective upon delivery; if given by facsimile, shall be effective one day after transmission; if given by air courier, shall be effective five (5) days after deposit with the courier; and if given by mail, shall be effective ten (10) days after deposit in the mail. Either party may change the address at which it is to be given notice by giving written notice to the other party as provided in this Section.

               (c) ENTIRE AGREEMENT. This Agreement and the Schedules hereto constitute the entire understanding and agreement between the parties, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. This Agreement may not be modified or amended except by an instrument in writing executed by the parties hereto.

               (d) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

               (e) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of all successors and assigns of the parties hereto.

               (f) ASSIGNMENT. PRI shall not assign or otherwise transfer in any manner (either by contract, operation of law or change in control) this Agreement or any of PRI's rights or obligations without Yoplait's prior written consent, which consent shall not be unreasonably withheld or delayed.

               (g) SEVERABILITY. If any provision of this Agreement shall be found invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be, provided that the basic intent of the parties has not thus been rendered incapable of achievement.

               (h) HEADINGS. Section headings have been inserted in this Agreement as a matter of convenience only and are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

               (i) COUNTERPARTS. This Agreement may be executed in one or more counterparts, and the parties may execute and deliver this Agreement by executing and delivering any of such counterparts.

               (j) PRIOR AGREEMENT. The execution of this Agreement shall render null and void any agreements previously executed by the parties regarding the subject matter of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


PACKAGING RESOURCES INC.              GENERAL MILLS OPERATIONS, INC.



By:    /s/ Howard P. Hoeper            By:    /s/ Ian R. Friendly
       ------------------------------         -------------------------------
Name:  HOWARD P. HOEPER                Name:  Ian R. Friendly
Title: PRES, C.E.O.                    Title: President, Yoplait Colombo

                                    SCHEDULE A               Schedule A
                                                             1 of 4
                                       [*]

                                    SCHEDULE A
                                                             2 of 4
                                       [*]

                                 SCHEDULE A                            3 of 4
                                     [*]

                                 SCHEDULE A                            4 of 4
                                     [*]

                                                                    Schedule B
                                                                      1 of 3

                                                                  March 1, 1998
                              SCHEDULE B


                     PACKAGING RESOURCES INCORPORATED
                           Pricing Schedule
                         Effective March 1, 1998
    Includes $0.03/lb Market Price Increase for High Impact Styrene
                         (Initial Contract Pricing)


                           YOPLAIT - COLOMBO
                           -----------------
                      Ship to: Carson, California
                                (#109779)


Part Description                                                 Price/M
----------------                                                 -------
POLYSTYRENE

6 oz. White Sidewall, Printed (Process - 5 to 6 Colors)           [*]
6 oz. Yellow Sidewall, Printed (Line - 4 Colors)                  [*]
6 oz. White Bottom, Unprinted                                     [*]



Title:   Passes at Packaging Resources Incorporated.
Freight: Collect
Terms:   1% 10 Days, Net 30 Days.
         Sale subject to credit approval.

Current Resin Escalator/Deescalator
----------------------------------
Price change for each $0.01/lb. of polystyrene market price change is as follows:
     Sidewall  -  [*]
               -  [*]
     Bottom    -  [*]


Tooling
-------
Packaging Resources owns all tools: 1 Bottom tool (100 cavity); 3 Sidewall tools (80 cavity, 56 cavity, 56 cavity).

Packaging Resources performs and bears the cost of all routine maintenance to include routine inspection, periodic cleaning and polishing, and recalibration of all tooling assemblies and, at a minimum of every two years, a rebuild of main mold assemblies to include seals, shafts, die pins and bushings.

                                                                     2 of 3

                                                                  March 1, 1998
                              SCHEDULE B


                     PACKAGING RESOURCES INCORPORATED
                           Pricing Schedule
                         Effective March 1, 1998
    Includes $0.03/lb Market Price Increase for High Impact Styrene
                         (Initial Contract Pricing)


                           YOPLAIT - COLOMBO
                           -----------------
                      Ship to: Reed City, Michigan
                                (#109820)


Part Description                                                 Price/M
----------------                                                 -------
POLYSTYRENE

6 oz. White Sidewall, Printed (Process - 5 to 6 Colors)           [*]
6 oz. Yellow Sidewall, Printed (Line - 4 Colors)                  [*]
6 oz. White Bottom, Unprinted                                     [*]



Title:   Passes at Packaging Resources Incorporated.
Freight: Customer Pickup.
Terms:   1% 10 Days, Net 30 Days.
         Sale subject to credit approval.

Current Resin Escalator/Deescalator
----------------------------------
Price change for each $0.01/lb. of polystyrene market price change is as follows:
     Sidewall  -  [*]
               -  [*]
     Bottom    -  [*]


Tooling
-------
Packaging Resources owns all tools: 1 Bottom tool (100 cavity); 3 Sidewall tools (80 cavity, 56 cavity, 56 cavity).

Packaging Resources performs and bears the cost of all routine maintenance to include routine inspection, periodic cleaning and polishing, and recalibration of all tooling assemblies and, at a minimum of every two years, a rebuild of main mold assemblies to include seals, shafts, die pins and bushings.

                                                                     3 of 3

                                                                  March 1, 1998
                              SCHEDULE B


                     PACKAGING RESOURCES INCORPORATED
                           Pricing Schedule
                         Effective March 1, 1998
    Includes $0.03/lb Market Price Increase for High Impact Styrene
                         (Initial Contract Pricing)


                           YOPLAIT - COLOMBO
                           -----------------
                      Ship to: Methuen, Massachusetts
                                (#109816)


Part Description                                                 Price/M
----------------                                                 -------
POLYSTYRENE

6 oz. White Sidewall, Printed (Process - 5 to 6 Colors)           [*]
6 oz. Yellow Sidewall, Printed (Line - 4 Colors)                  [*]
6 oz. White Bottom, Unprinted                                     [*]



Title:   Passes at Packaging Resources Incorporated.
Freight: Packaging Resources Arranges for, Prepays and Bills Customer.
Terms:   1% 10 Days, Net 30 Days.
         Sale subject to credit approval.

Current Resin Escalator/Deescalator
----------------------------------
Price change for each $0.01/lb. of polystyrene market price change is as follows:
     Sidewall  -  [*]
               -  [*]
     Bottom    -  [*]


Tooling
-------
Packaging Resources owns all tools: 1 Bottom tool (100 cavity); 3 Sidewall tools (80 cavity, 56 cavity, 56 cavity).

Packaging Resources performs and bears the cost of all routine maintenance to include routine inspection, periodic cleaning and polishing, and recalibration of all tooling assemblies and, at a minimum of every two years, a rebuild of main mold assemblies to include seals, shafts, die pins and bushings.

                               SCHEDULE C

                       PARTS VOLUME REQUIREMENTS

     (1) Subject to paragraph (2) below, during the Initial Term of this Agreement, Yoplait guarantees PRI that Yoplait shall purchase [*] Parts during each calendar year of the Initial Term ("Guaranteed Purchase Volume"). If Yoplait does not purchase the Guaranteed Purchase Volume in each calendar year of the Initial Term, Yoplait shall pay PRI [*] per one thousand Parts on the difference between the Guaranteed Purchase Volume and the actual number of Parts purchased (the "Shortfall Amount"). Yoplait's payment to PRI of the Shortfall Amount shall be PRI's sole and exclusive remedy for Yoplait's failure to purchase the Guaranteed Purchase Volume during each year of the Initial Term. PRI shall invoice Yoplait for the Shortfall Amount at the end of each calendar year of the Initial Term and the terms of payment shall be net thirty (30) days.

     (2) Yoplait shall not be obligated to purchase the Guaranteed Purchase Volume during each calendar year of the Initial Term if Yoplait's total requirements for Yoplait 6 oz. Original, Custard and Light yogurt cups as referred to in Schedule A does not meet or exceed [*] during such year because Yoplait is not selling Yoplait Original, Custard and Light 6 oz. yogurt cups as referred to in Schedule A in sufficient quantities to meet the Guaranteed Purchase Volume. However, if during any such calendar year, Yoplait's total requirements do not meet or exceed the Guaranteed Purchase Volume and Yoplait elects to order Yoplait Original, Custard and Light 6 oz. cups as referred to in Schedule A from another source, then Yoplait will be obligated to pay PRI the Shortfall Amount, plus the applicable Financing Charges as described in subparagraph (3) below, but only on the quantity ordered from the other source. Yoplait shall notify PRI of any such quantities ordered from another source and PRI shall invoice Yoplait for the Shortfall Amount at the end of each calendar year of the Initial Term and the terms of payment shall be net thirty (30) days.

                                      -1

     (3)  Financing Charges are defined as:

          Quantity Shortfall X [*] per 1000 6 oz. cups X (Prime Interest Rate + [*] divided by 12) X Number of Months below.

                                      [*]

"Prime Interest Rate" means the base rate as announced by Citibank N.A. and in effect on December 15 of the applicable calendar year during the Initial Term.

                                      -2

Printed:  MAR 4 1998         GENERAL MILLS, INC.                      SCHEDULE D
                      PACKAGING SPECIFICATION No. 39-302            PAGE 1 OF 28

                            For Supplier # 067443
                             PACKAGING RESOURCES
                               NEW VIENNA, OH

                                    [*]

Printed:  MAR 4 1998         GENERAL MILLS, INC.                      SCHEDULE D
                      PACKAGING SPECIFICATION No. 39-302            PAGE 2 OF 28

                            For Supplier # 067443
                             PACKAGING RESOURCES
                               NEW VIENNA, OH

                                   [*]

Printed:  MAR 4 1998         GENERAL MILLS, INC.                      SCHEDULE D
                      PACKAGING SPECIFICATION No. 39-302            PAGE 3 OF 28

                            For Supplier # 067443
                             PACKAGING RESOURCES
                               NEW VIENNA, OH

                                    [*]

Printed:   MAR 4 1998             GENERAL MILLS, INC.                 SCHEDULE D
                           PACKAGING SPECIFICATION No. 39-302       PAGE 4 OF 28

                                 For Supplier # 067443
                                  PACKAGING RESOURCES
                                     NEW VIENNA, OH

COMPONENTS
Type            Unit of Measure        Value
POLYSTYRENE

PHYSICAL PROPERTIES
Name            Unit of Measure        Test Procedure        Min        Max
This section currently has no information.

                                         [*]

Printed:   MAR 4 1998             GENERAL MILLS, INC.                 SCHEDULE D
                           PACKAGING SPECIFICATION No. 39-302       PAGE 5 OF 28

                                 For Supplier # 067443
                                  PACKAGING RESOURCES
                                     NEW VIENNA, OH

                                           [*]

Printed:   MAR 4 1998               GENERAL MILLS, INC.               SCHEDULE D
                           PACKAGING SPECIFICATION No. 39-302       PAGE 6 OF 28

                                   For Supplier # 067443
                                    PACKAGING RESOURCES
                                       NEW VIENNA, OH

                                           [*]

Printed:   MAR 4 1998               GENERAL MILLS, INC.               SCHEDULE D
                           PACKAGING SPECIFICATION No. 39-302       PAGE 7 OF 28

                                   For Supplier # 067443
                                    PACKAGING RESOURCES
                                       NEW VIENNA, OH

                                           [*]

Printed:   MAR 4 1990               GENERAL MILLS, INC.               SCHEDULE D
                           PACKAGING SPECIFICATION No. 39-302       PAGE 8 OF 28

                                   For Supplier # 067443
                                    PACKAGING RESOURCES
                                       NEW VIENNA, OH

                                            [*]

                                                                      SCHEDULE D
                                                                    PAGE 9 OF 28

                                    [*]

                                                                      SCHEDULE D
                                                                   PAGE 10 OF 28

                                    [*]

                                                                     SCHEDULE D
Printed:   MAR 4 1998            GENERAL MILLS, INC.               PAGE 11 OF 28
                         PACKAGING SPECIFICATION No. 30-292

                               For Supplier # 040335
                            WEYERHAEUSER - THREE RIVERS
                                  THREE RIVERS, MI

                                       [*]

                                                                     SCHEDULE D
Printed:   MAR 4 1998            GENERAL MILLS, INC.               PAGE 12 OF 28
                         PACKAGING SPECIFICATION No. 30-292

                               For Supplier # 040335
                            WEYERHAEUSER - THREE RIVERS
                                  THREE RIVERS, MI

                                        [*]

                                        [*]

Printed : MAR 4 1998             GENERAL MILLS, INC.
                          PACKAGING SPECIFICATION No. 30-293
                                                                    SCHEDULE D
                                                                   PAGE 14 OF 28

                                For Supplier # 040335
                             WEYERHAEUSER - THREE RIVERS
                                   THREE RIVERS, MI

                                         [*]

Printed : MAR 4 1998             GENERAL MILLS, INC.
                          PACKAGING SPECIFICATION No. 30-293
                                                                    SCHEDULE D
                                                                   PAGE 15 OF 28

                                For Supplier # 040335
                             WEYERHAEUSER - THREE RIVERS
                                   THREE RIVERS, MI

                                        [*]

                                        [*]

Printed:  Mar 4 1998          GENERAL MILLS, INC.                 SCHEDULE D
                      PACKAGING SPECIFICATION No. 30-294         PAGE 17 OF 28

                             For Supplier # 040335
                          WEYERHAEUSER - THREE RIVERS
                               THREE RIVERS, MI

                                    [*]

Printed:  Mar 4 1998          GENERAL MILLS, INC.                 SCHEDULE D
                      PACKAGING SPECIFICATION No. 30-294         PAGE 18 OF 28

                             For Supplier # 040335
                          WEYERHAEUSER - THREE RIVERS
                               THREE RIVERS, MI




                                    [*]

                                    [*]

Date:  MAR 3 1998            GENERAL MILLS, INC.                   SCHEDULE D
                       GENERAL PACKAGING SPECIFICATION            PAGE 20 OF 28
                              RETAINED SOLVENTS


CONFIDENTIAL
ORIGINATION DATE:  06/05/87
STATUS:  ACTIVE
REVISION DATE: 03/28/96

                                   [*]

Date:  MAR 3 1998            GENERAL MILLS, INC.                   SCHEDULE D
                       GENERAL PACKAGING SPECIFICATION           PAGE 21 OF 28
                                RIGID PLASTICS


CONFIDENTIAL
ORIGINATION DATE:  08/09/89
STATUS:  ACTIVE
REVISION DATE: 01/28/93

                                   [*]

Date:  MAR 3 1998            GENERAL MILLS, INC.                   SCHEDULE D
                       GENERAL PACKAGING SPECIFICATION           PAGE 22 OF 28
                                RIGID PLASTICS

                                      [*]

DATE:   MAR 3 1998               GENERAL MILLS, INC.                  SCHEDULE D
                           GENERAL PACKAGING SPECIFICATION         PAGE 23 OF 28
                                   RIGID PLASTICS

                                         [*]

DATE:   MAR 4 1998               GENERAL MILLS, INC.                  SCHEDULE D
                           GENERAL PACKAGING SPECIFICATION         PAGE 24 OF 28
                                     CORRUGATED


CONFIDENTIAL
ORIGINATION DATE:  12/04/89
STATUS:  ACTIVE
REVISION DATE:  08/23/95

                                     [*]

Date: MAR 4 1998              GENERAL MILLS, INC.
                       GENERAL PACKAGING SPECIFICATION      SCHEDULE D
                                  CORRUGATED               PAGE 25 OF 28

                                     [*]

Date: MAR 4 1998              GENERAL MILLS, INC.
                       GENERAL PACKAGING SPECIFICATION      SCHEDULE D
                                  CORRUGATED               PAGE 26 OF 28

                                        [*]

Date:     MAR 4 1998             GENERAL MILLS, INC.                  SCHEDULE D
                          GENERAL PACKAGING SPECIFICATION    PAGE 27 OF 28 PAGES
                                     CORRUGATED

                                        [*]

Date:     MAR 4 1998             GENERAL MILLS, INC.                  SCHEDULE D
                          GENERAL PACKAGING SPECIFICATION    PAGE 28 OF 28 PAGES
                                     CORRUGATED

                                        [*]